Nationwide Life Insurance Company • Nationwide Variable Account

Prospectus supplement dated October 20, 2011
to Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.	Effective on or about November 28, 2011, the following underlying mutual fund is available as an investment option under your contract:

Dreyfus Opportunistic Small Cap Fund

2.	Effective on or about November 28, 2011, "Appendix A" is amended to include the following:

Dreyfus Opportunistic Small Cap Fund
Investment Advisor: The Dreyfus Corporation
Investment Objective: The fund seeks capital appreciation.

3.	Effective on or about November 28, 2011, the following underlying mutual fund liquidated and has merged into a new underlying mutual fund as indicated below:

Liquidated Underlying Mutual Fund	Merged Underlying Mutual Fund
Dreyfus Emerging Leaders Fund	Dreyfus Opportunistic Small Cap Fund